Initial Public Offering	6 Months Ended
Jun. 30, 2021
Equity [Abstract]
Initial Public Offering
Note 3—Initial Public Offering
Pursuant to
the Initial Public Offering, the Company sold
34,500,000
Units at a purchase price of $
10.00
per Unit, including
4,500,000
Units sold pursuant to the full exercise of the underwriters’ option to purchase additional Units to cover over-allotments. Each Unit consists of one
share of Class A common stock and one-quarter of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at an exercise price of $
11.50
per share, subject to adjustment (see Note 6).

Simultaneously with the closing of the Initial Public Offering, the Company completed two
private sales of an aggregate
6,266,667
Private Placement Warrants at a purchase price of $
1.50
per Private Placement Warrant, to the Sponsor and GSAM, in its capacity as investment adviser on behalf of the GSAM Client Accounts, generating aggregate gross proceeds to the Company of $
9,400,000
. The Private Placement Warrants are identical to the warrants sold as part of the Units in the Initial Public Offering, except that the Sponsor and GSAM have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial Business Combination. So long as the Private Placement Warrants are held by the Sponsor, GSAM, the GSAM Client Accounts or their permitted transferees, the Private Placement Warrants will not be redeemable for cash by the Company and will be exercisable on a cashless basis.